February 8, 2008

PMC FUNDS

PMC Large Cap Growth Fund
PMC Large Cap Value Fund
PMC Small Cap Core Fund
PMC International Equity Fund
PMC Core Fixed Income Fund
PMC Tax-Free Fixed Income Fund

Each a series of Trust for Professional Managers (the “Trust”)

Supplement to Prospectus
dated July 2, 2007, as supplemented October 10, 2007

Effective immediately, the “The Sub-Advisers and Portfolio Managers” section of the PMC Funds’ Prospectus has been amended to include the disclosure below.

Not all of the sub-advisers listed for a particular PMC Fund may be actively managing assets for that Fund at all times.  Subject to the oversight of the Board of Trustees, the Adviser may temporarily allocate Fund assets away from a sub-adviser.  Situations in which the Adviser may make such a determination include the level of assets in a particular PMC Fund, changes in a sub-adviser’s personnel or a sub-adviser’s adherence to an investment strategy.

Please retain this Supplement with your Prospectus for future reference.

The date of this Prospectus Supplement is February 8, 2008.